Exhibit 99.2
Earnings Presentation Quarter Ended September 30, 2023 WhiteHorse Finance, Inc. NASDAQ: WHF (Common Stock) NASDAQ: WHFCL (7.875% Notes due 2028)

1 References in this presentation to “WHF”, “WhiteHorse Finance”, “we”, “us”, “our” and “the Company” refer to WhiteHorse Finance, Inc. This presentation and the information and views included herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. Investors are advised to consider carefully the Company’s investment objectives, risks, charges and expenses before investing in the Company’s securities. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing in the Company’s securities. The information in this presentation is not complete and may be changed. This presentation is not an offer to sell the Company’s securities and is not soliciting an offer to buy the Company’s securities in any jurisdiction where such offer or sale is not permitted. A shelf registration statement relating to the Company’s securities is on file with the SEC. A public offering of the Company’s securities may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by writing the Company at 1450 Brickell Avenue, 31st Floor, Miami, FL 33131, Attention: Investor Relations, or by calling (305) 381-6999; copies may also be obtained by visiting EDGAR on the SEC’s website at http://www.sec.gov. Forward-Looking Statements Some of the statements in this presentation constitute forward-looking statements, which relate to future events or the Company’s future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: the Company’s future operating results; changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes to the value of the Company’s assets; the impact of the COVID-19 pandemic and its effects on the Company’s and its portfolio companies’ results of operations and financial condition; the Company’s business prospects and the prospects of its prospective portfolio companies; the impact of investments that the Company expects to make; the impact of increased competition; the Company’s contractual arrangements and relationships with third parties; the dependence of the Company’s future success on the general economy and its impact on the industries in which the Company invests; the ability of the Company’s prospective portfolio companies to achieve their objectives; the relative and absolute performance of the Company’s investment adviser; the Company’s expected financings and investments; the adequacy of the Company’s cash resources and working capital; the timing of cash flows, if any, from the operations of the Company’s prospective portfolio companies; and the impact of future acquisitions and divestitures. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. The Company has based the forward-looking statements included in this presentation on information available to us on the date of this presentation, and the Company assumes no obligation to update any such forward-looking statements. Actual results could differ materially from those implied or expressed in the Company’s forward-looking statements for any reason, and future results could differ materially from historical performance. Although the Company undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that are made directly to you or through reports that the Company in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. For a further discussion of factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the annual reports on Form 10-K and quarterly reports on Form 10-Q we file with the SEC. Important Information and Forward Looking Statements

2 WhiteHorse Finance Snapshot Company: WhiteHorse Finance, Inc. Equity Ticker: NASDAQ: WHF Market Cap: $284.5MM(1) NAV / Share: $13.87(2) Portfolio Fair Value: $706.8MM Current Dividend Yield: 11.8%(1)(3); consistent quarterly dividends at or above $0.355 per share since 2012 IPO (1) Based on November 8, 2023 share price of $12.24. (2) As of September 30, 2023 (3) Based on LTM dividend rate, excluding special dividends, relative to closing share price. External Manager: Affiliate of H.I.G. Capital, LLC (“H.I.G. Capital” or “H.I.G.”)

Overview of WhiteHorse Finance, Inc. 3 Portfolio at Fair Value ($MM) NAV + Cumulative Dividends per share Note: As of December 31st, of each respective year presented, unless otherwise noted. (1) Based on total capital raised by H.I.G. Capital and affiliates. (2) Includes investments in STRS JV. (3) Based on fair value. Does not include investments in STRS JV. Source: Company filings  WhiteHorse Finance, Inc. is a publicly listed Business Development Company (“BDC”) that completed its IPO in December 2012  WhiteHorse Finance’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC (the “Investment Adviser”), an affiliate of H.I.G. Capital, a leading global alternative asset manager with over $59BN of capital under management(1)  Principally focused on originating senior secured loans to performing lower middle market companies with individual enterprise values generally between $50MM and $350MM  Diversified investment portfolio totaling $706.8MM as of September 30, 2023  Investments across 109(2) positions in 69 portfolio companies as of September 30, 2023 − Average Investment Size(3): $5.6MM (Average Debt Investment Size(3): $7.4MM) − Largest Portfolio Company Investment(3): $21.8MM  Invested $2,514MM in 220 transactions since December 2012 IPO  The Company and State Teachers Retirement System of Ohio (“STRS Ohio”), a public pension fund established under Ohio law, partnered to create WHF STRS Ohio Senior Loan Fund LLC (“STRS JV”), a joint venture formed to invest in directly originated, senior secured first and second lien term loans $15.30 $15.16 $15.04 $13.33 $13.63 $13.98 $15.35 $15.23 $15.23 $15.10 $14.30 $13.87 $0.20 $0.32 $0.46 $0.51 $0.11 $1.53 $0.51 $2.95 $4.37 $5.79 $7.21 $8.63 $10.05 $11.47 $12.89 $14.31 $15.42 $15.41 $16.69 $17.99 $17.70 $19.42 $21.19 $23.98 $25.48 $27.02 $28.45 $29.12 $29.79 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q3 2023 Net asset value Cumulative special dividends paid Cumulative base dividends paid $180.5 $272.4 $403.5 $415.3 $411.7 $440.7 $469.6 $589.7 $690.7 $819.2 $760.2 $706.8 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q3 2023

4 Overview of WhiteHorse Finance, Inc. (continued) Note: As of September 30, 2023, unless otherwise noted. (1) Reflects life-to-date since IPO and may exclude follow-on transactions and investments in STRS JV made via asset transfers in-kind. (2) Across 107 investments. Does not include investments in STRS JV. (3) Reflects weighted average effective yield of income-producing debt investments. Weighted average effective yield for entire portfolio, including equities and investments in STRS JV, as of September 30, 2023, is 12.4%. Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments. (4) Measured at origination based on borrower reporting and WHF’s target underwriting leverage. Does not include investments in STRS JV. (5) Based on fair value. Does not include the Company’s investments in STRS JV.  Generate attractive risk-adjusted returns in all market conditions by originating and investing in senior secured loans to performing lower middle market companies and leveraging the knowledge of H.I.G. Capital  Differentiated proprietary deal flow from over 65 dedicated deal professionals sourcing through direct coverage of financial sponsors and intermediaries  Rigorous credit process focused on fundamental analysis with emphasis on downside protection and cash flow visibility  10-person investment committee with more than 250 years of industry experience  Investment strategy focused on first lien and second lien senior secured investments in lower middle market companies with a target hold size of $5MM to $25MM Summary Stats: $2,514MM(1) Invested Capital since IPO: ~220(1) Number of Investments Made: ~$5.6MM(2) Average Investment Size: 13.6%(3) All-in Yield: ~4.1x Net Debt / EBITDA of Current Portfolio (4) Companies: ~100%(5) Secured Debt as a % of Total Debt: Investment Strategy

5 Summary of Quarterly Results  Total investments at fair value decreased to $706.8 million in Q3 2023 as compared with $728.4 million in Q2 2023.  The Company made investments in two new portfolio companies for gross deployments of $8.4 million and made add-on investments totaling $12.2 million.  The Company received dispositions and principal repayments of $31.7 million, driven by Inspired Beauty Brands, Inc. and PFB Holdco, Inc. (d/b/a PFB Corporation) and received net repayments of $1.7 million on revolver commitments. The Company also transferred three investments, comprised of two new portfolio companies and one add-on investment, to the STRS JV totaling $8.8 million.  The weighted average effective yield on income-producing investments at the end of Q3 2023 was approximately 13.6% as compared with approximately 13.4% at the end of the prior quarter.  Q3 Net Investment Income (“NII”) was $10.8 million, or $0.465 per share, which compares with Q2 NII of $10.6 million, or $0.456 per share.  Q3 Core NII(1) was $10.8 million, or $0.465 per share, compared with the quarterly distribution of $0.37 per share. This compares with Q2 Core NII of $10.6 million, or $0.456 per share.  Net realized and unrealized losses on investments and foreign currency transactions for Q3 2023 were $5.2 million primarily driven by unrealized losses from investments in Arcstor Midco, LLC (d/b/a Arcserve (USA), LLC, American Crafts, LC, Motivational Marketing, LLC and Playmonster LLC.  NAV per share at the end of Q3 2023 was $13.87 per share compared with $14.00 per share from Q2 2023.  Gross leverage levels decreased during the quarter to 1.25x from 1.32x at the end of Q2 2023. Cash on-hand at the end of Q3 2023 was $29.8 million resulting in net leverage of 1.16x as compared with 1.25x at the end of Q2 2023. In August 2023, the Company completed a public offering of 7.875% 2028 Notes in aggregate principal amount of $34.5 million.  As of September 30, 2023, STRS JV had total assets of $329.7 million. The Company’s return on its investment in STRS JV at the end of Q3 2023 was 15.7%(2) ..  Subsequent to September 30, 2023, the Company’s board of directors approved a decrease in the base management fee rate paid to the Investment Adviser. The base management fee rate decreases to 1.75%, from 2.00%, and is effective January 1, 2024. Fiscal Quarter Highlights (1) Core net investment income is a non-GAAP financial measure. Refer to next slide for components and discussion of core net investment income. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can also be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com. (2) Computed as the annual stated rate of the subordinated notes, based on the subordinated notes outstanding as of the period, and dividends received over the last twelve-month period, based on average capital invested.

6 Quarterly Operating Highlights Note: Numbers may not foot due to rounding. (1) Total investment income includes investment income (e.g., interest and dividends) from investments in STRS JV. (2) Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com. Source: Company filings Unaudited Quarterly Financials Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 (USD in MM, except per share data) Total Investment Income $ 20.0 $ 21.6 $ 25.9 $ 26.2 $ 25.6 $ 25.9 (1) Expenses Interest Expense 4.9 5.6 6.6 7.5 7.3 7.6 Base Management Fees 3.9 3.9 3.9 3.7 3.7 3.7 Performance-based Incentive Fees 1.8 1.0 2.8 2.7 2.6 2.7 Other Expenses 1.5 1.3 1.5 1.6 1.4 1.1 Total Expenses 12.1 11.8 14.8 15.5 15.0 15.1 Net Investment Income $ 7.9 $ 9.8 $ 11.1 $ 10.7 $ 10.6 $ 10.8 Net Realized and Unrealized Gain / (Loss) (0.5) (5.9) (12.3) (3.2) (6.7) (5.2) Net Increase (Decrease) in Net Assets from Operations $ 7.4 $ 3.9 $ (1.2) $ 7.5 $ 3.9 $ 5.6 Per Share Net Investment Income (NII) $ 0.34 $ 0.42 $ 0.48 $ 0.46 $ 0.46 $ 0.47 Core NII $ 0.33 $ 0.37 $ 0.48 $ 0.46 $ 0.46 $ 0.47 (2) Net Realized and Unrealized Gain / (Loss) $ (0.02) $ (0.25) $ (0.53) $ (0.14) $ (0.29) $ (0.23) Earnings $ 0.32 $ 0.17 $ (0.05) $ 0.32 $ 0.17 $ 0.24 Dividends Declared $ 0.355 $ 0.355 $ 0.355 $ 0.355 $ 0.370 $ 0.370 Special Dividends Declared $ - $ - $ 0.050 $ 0.070 $ - $ - Core NII Dividend Coverage 94% 105% 134% 130% 123% 126%

7 Quarterly Balance Sheet Highlights Note: Numbers may not foot due to rounding (1) Includes Restricted Cash. (2) Calculated as Total Gross Debt Outstanding divided by Total Net Assets. (3) Net Leverage Ratio is defined as debt outstanding less cash, divided by total net assets. (4) Fundings, exits and repayments may include cash flows on revolver investments as well as non-cash transactions (e.g., PIK, equity issuances). Unaudited Quarterly Financials Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 (USD in MM, except per share data) Assets Investments at Fair Value $ 766.5 $ 764.6 $ 760.2 $ 749.2 $ 728.4 $ 706.8 Cash and Equivalents 18.6 19.3 26.3 22.2 23.1 29.8 (1) Other Assets 14.5 12.8 10.0 9.6 20.7 9.9 Total Assets $ 799.6 $ 796.7 $ 796.5 $ 781.0 $ 772.2 $ 746.5 Liabilities Debt (net of issuance costs) 423.2 431.0 440.4 423.7 424.7 398.1 Other Liabilities 29.0 22.7 23.7 27.3 22.2 26.1 Total Liabilities $ 452.2 $ 453.7 $ 464.1 $ 451.0 $ 446.9 $ 424.2 Total Net Assets $ 347.4 $ 343.0 $ 332.4 $ 330.0 $ 325.3 $ 322.3 Total Liabilities and Net Assets $ 799.6 $ 796.7 $ 796.5 $ 781.0 $ 772.2 $ 746.5 Net Asset Value per Share $ 14.95 $ 14.76 $ 14.30 $ 14.20 $ 14.00 $ 13.87 Leverage Ratio(2) 1.23x 1.27x 1.34x 1.30x 1.32x 1.25x Net Leverage Ratio(3) 1.18x 1.22x 1.26x 1.23x 1.25x 1.16x Gross Fundings 66.9 53.3 56.3 37.3 28.0 21.3 (4) Exits and Repayments (101.2) (49.6) (51.3) (48.2) (45.2) (39.3) (4) Net Fundings/(Repayments) $ (34.3) $ 3.7 $ 5.0 $ (10.9) $ (17.2) $ (18.0)

Portfolio Highlights 8 Note: Not a guarantee of future performance or investment pace. (1) Does not include investments in STRS JV. (2) Calculated based on funded principal amounts of debt investments. (3) Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments. (4) Weighted average effective yield for entire portfolio, including equities and investments in STRS JV. (5) Includes STRS JV Subordinated Note. Source: Company filings ($ in MM, except per share data) Portfolio Investment Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Total Fair Value of Investments $ 766.5 $ 764.6 $ 760.2 $ 749.2 $ 728.4 $ 706.8 Number of Portfolio Investments 105 107 115 116 116 109 Number of Portfolio Companies 68 68 72 70 70 69 Average Investment Size $ 6.4 $ 6.3 $ 5.8 $ 5.7 5.5 5.6 (1) Average Borrower Size $ 9.9 $ 9.9 $ 9.3 $ 9.4 $ 9.1 $ 8.8 (1) Average Debt Investment Size $ 7.9 $ 7.7 $ 7.0 $ 7.2 $ 7.1 $ 7.4 (1) Fair Value as a Percentage of Principal(1)(2) 97.6% 96.5% 95.6% 95.1% 94.5% 93.3% Total Portfolio Effective Yield(3) Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Weighted average effective yield on income-producing debt investments(1) 9.9% 11.4% 12.6% 13.2% 13.4% 13.6% Weighted average effective yield on total portfolio(4) 9.9% 11.0% 12.2% 12.6% 12.5% 12.4% Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Portfolio Composition - Floating vs. Fixed Investments (Debt Investments at Fair Value)(1) Percentage of fixed rate investments 0.4% 0.4% 0.4% 0.4% 0.8% 0.9% Percentage of floating rate investments 99.6% 99.6% 99.6% 99.6% 99.2% 99.1% Portfolio Composition - Sponsor vs. Non-Sponsor (Fair Value)(1) Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Sponsor 59.8% 60.7% 62.3% 65.4% 64.8% 63.6% Non-Sponsor 40.2% 39.3% 37.7% 34.6% 35.2% 36.4% Total Portfolio Composition by Instrument Type (Fair Value) Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 First lien secured loans 80.3% 80.6% 81.3% 81.2% 81.3% 80.3% Second lien secured loans 2.9% 2.7% 2.7% 2.6% 2.4% 2.3% Subordinated debt 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% STRS JV 13.3% 13.3% 13.2% 13.4% 14.1% 15.1% Equity 3.5% 3.4% 2.8% 2.8% 2.2% 2.3% Investments on Non-Accrual Status (Debt Investments) Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Fair Value of Investments on Non-accrual Status $ - $ - $ - $ 2.7 $ 19.0 $ 20.0 Cost of Investments on Non-accrual Status $ - $ - $ - $ 3.7 $ 28.3 $ 38.4 % of Investments on Non-accrual Status (Based on Fair Value of Debt Investments)(5) 0.0% 0.0% 0.0% 0.4% 2.7% 3.0% % of Investments on Non-accrual Status (Based on Cost of Debt Investments)(5) 0.0% 0.0% 0.0% 0.5% 4.0% 5.5%

Portfolio Trends Historical Portfolio Trends 9 % Floating and % Fixed (Based on Fair Value) % Instrument Type (Based on Fair Value) % Sponsored / Non-Sponsored (Based on Fair Value) % Non Accruals (Based on Cost of Investments)(1) Note: As of end of each year/quarter presented, unless otherwise noted; percentages may not add up to 100% due to rounding. Not a guarantee of future performance or investment pace. (1) Based on amortized cost of total investments, including STRS JV. (2) Peer data from approximately 40 publicly traded BDCs, provided by Raymond James and Company filings as of June 30, 2023. Weighted average based on non-accruals as a percentage of amortized cost across total investments. 99.8% 99.9% 100.0% 100.0% 99.8% 99.6% 99.6% 99.1% 0.2% 0.1% 0.2% 0.4% 0.4% 0.9% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2016 2017 2018 2019 2020 2021 2022 Q3 2023 Floating Fixed 32% 32% 44% 53% 58% 67% 62% 64% 68% 68% 56% 47% 42% 33% 38% 36% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2016 2017 2018 2019 2020 2021 2022 Q3 2023 Sponsor Non-Sponsor 60% 52% 77% 81% 85% 85% 81% 80% 33% 39% 21% 11% 4% 3% 3% 2% 7% 9% 3% 3% 3% 3% 3% 2% 6% 7% 9% 13% 15% 2016 2017 2018 2019 2020 2021 2022 Q3 2023 % First Lien Loans % Second Lien Loans % Equity STRS JV % Subordinated 3.6% 2.1% 3.7% 2.7% 2.6% 2.9% 0.0% 0.0% 0.0% 0.0% 0.5% 3.7% 5.2% 4.1% 2.9% 2.6% 2.4% 2.4% 2.1% 2.0% 2.3% 2.3% 2.6% 2.7% 2.8% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 WHF % of total investments on non-accrual Weighted average peer BDC % of total investments on non-accrual⁽²⁾

15.1% 3.1% 2.9% 2.9% 2.7% 2.4% 2.4% 2.3% 2.2% 2.2% 61.8% STRS JV Future Payment Technologies, L.P. Bulk Midco, LLC Sleep OpCo LLC ABB/Con-cise Optical Group LLC Telestream Holdings Corporation BBQ Buyer, LLC FGI Acquisition Corp. Empire Office, Inc. CleanChoice Energy, Inc. Other 10 Note: As of September 30, 2023, unless otherwise noted; percentages may not add up to 100% due to rounding. (1) Does not include investments in STRS JV. Industry classifications based on GICS. Composition by Borrower (Based on Fair Value) Composition by Industry(1) (Based on Fair Value) Borrower and Industry Diversity 6.1% 5.8% 5.1% 4.8% 4.1% 4.1% 4.0% 3.8% 3.6% 3.6% 3.2% 3.5% 48.3% Broadline Retail Application Software Commodity Chemicals Office Services & Supplies Home Furnishings Air Freight & Logistics Specialized Consumer Services Leisure Facilities Data Processing & Outsourced Services Research & Consulting Services Cable & Satellite Health Care Supplies Other STRS JV ~100% of WHF loans are senior secured

$0.39 $0.27 $0.26 $0.38 $0.35 $0.38 $0.34 $0.37 $0.32 $0.34 $0.33 $0.37 $0.48 $0.46 $0.46 $0.47 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.37 $0.37 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Core NII per share Dividends per share 2.8x 2.4x 4.1x 3.4x 3.4x 2.1x 4.5x 3.0x 3.8x 2.3x 3.1x 2.7x 3.0x 3.6x 2.9x 3.4x 3.2x 3.5x 3.4x 3.4x 3.2x 3.3x 3.3x 3.5x 3.6x 3.6x 3.6x 3.6x 3.7x 3.8x 3.7x 3.8x 4.0x 4.1x 4.1x 4.1x 4.0x 4.1x 4.1x 4.1x 4.1x 4.1x 4.1x 15.5% 14.9% 13.1% 11.8% 11.7% 11.1% 10.7% 11.3% 11.4% 11.7% 11.6% 11.8% 11.9% 11.9% 12.1% 11.8% 11.8% 11.9% 11.9% 11.9% 12.0% 12.0% 11.9% 11.9% 11.7% 11.3% 11.1% 10.4% 9.9% 9.6% 9.9% 9.9% 9.6% 9.5% 9.3% 9.1% 9.2% 9.9% 11.4% 12.6% 13.2% 13.4% 13.6% Borrower Leverage through WHF Security Effective Yield Effective Yield & Dividend Coverage Debt Portfolio Effective Yield and Borrower Leverage(1) From IPO to September 30, 2023 11 Core NII(2) to Dividend Coverage(3) Note: Amounts may not foot due to rounding. (1) Portfolio leverage is based on investment leverage at inception. (2) Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com (3) Does not include special dividends. Source: Company filings Covered by $0.09 Covered by $0.03 Missed by $0.09 Missed by $0.02 Missed by $0.02 Covered by $0.02 Missed by $0.10 Covered by $0.02 Missed by $0.01 Covered by $0.01 Missed by $0.04 Covered by $0.01 Missed by $0.03 Covered by $0.12 Covered by $0.10 Covered by $0.10

Yield & Interest Rate Economic Analysis 12 (1) Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments. (2) Income yield is calculated as (a) the actual amount earned on earning investments, including interest and recurring fee income but excluding amortization of capitalized fees and discounts. (3) Calculated as (a) effective yield less (b) weighted average cost of debt. (4) The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. (5) The base reference rate represents the weighted average base rate for the quarter applied on the JPM Revolving Credit Facility borrowings. 10.4% 9.9% 9.6% 9.9% 9.9% 9.6% 9.5% 9.3% 9.1% 9.2% 9.9% 11.4% 12.6% 13.2% 13.4% 13.6% 10.0% 9.5% 9.1% 9.4% 9.4% 9.1% 9.0% 8.8% 8.6% 8.8% 9.4% 10.8% 12.1% 12.6% 12.9% 13.1% 5.5% 5.2% 5.4% 6.2% 6.1% 5.7% 5.7% 5.7% 5.7% 5.7% 5.9% 6.8% 7.1% 7.1% 7.1% 7.1% 4.9% 4.7% 4.2% 3.7% 3.8% 3.8% 3.8% 3.6% 3.4% 3.5% 4.0% 4.6% 5.5% 6.1% 6.3% 6.5% 2.3% 1.7% 1.0% 0.3% 0.2% 0.2% 0.2% 0.1% 0.2% 0.3% 0.9% 2.1% 3.7% 4.8% 5.0% 5.3% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Effective Yield⁽¹⁾ Income Yield⁽²⁾ Net Investment Spread⁽³⁾ Weighted Average Cost of Debt⁽⁴⁾ Base reference rate⁽⁵⁾

Investment Performance Ratings 13 Investment Performance Ratings (% of Portfolio at Fair Value) Rating 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1 2023 Q2 2023 Q3 2023 1 6.3% 2.3% 22.2% 15.4% 8.6% 12.3% 14.3% 19.5% 2 100.0% 92.4% 100.0% 90.3% 87.0% 83.9% 80.1% 83.3% 61.1% 74.7% 66.2% 60.9% 62.0% 58.7% 3 7.6% 7.9% 13.0% 16.1% 13.6% 13.1% 15.0% 8.9% 22.2% 25.0% 20.6% 18.4% 4 0.0% 0.0% 0.0% 0.6% 1.0% 3.0% 1.8% 3.1% 3.0% 5 1.8% 0.0% 1.3% 1.1% - - - - 0.4% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Investment Perfomance Rating Definitions Rating Definition 1 The portfolio company's risk of loss has been reduced relative to initial expectations. 2 The portfolio company is meeting initial expectations with regard to performance and outlook. 3 The investment's risk of loss has increased relative to initial expectation. 4 Investment principal is at a material risk of not being fully repaid. 5 Investment is in payment default and has significant risk of not receiving full repayment.

15.43 15.55 15.56 14.81 14.45 15.00 15.30 15.16 15.04 13.33 13.63 13.98 15.35 15.23 15.23 15.10 14.30 13.87 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 Net Asset Value If No Special Dividends Were Paid Net Asset Value Net Asset Value Trends 14 *As a supplement to GAAP financial measures, the Company has provided this non-GAAP measure. The Company believes that this non-GAAP financial measure is useful as it highlights the changes in NAV per share of common stock for each quarter excluding the impact of special dividends that were paid and shows the pro forma to the Company’s NAV per share after payment of regular distributions. Net Asset Value Per Share

NAV Per Share Bridge 15 Note: Numbers may not foot due to rounding. Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com. Source: Company filings Dividend Coverage: $0.10 Net Realized and Unrealized losses: ($0.23)

06/30/2023 Quarterly Change 09/30/2023 Outstanding Debt: Outstanding Debt: $428.6 ($25.5) $403.1 Driven by net paydowns and sales of portfolio investments NAV: NAV: $325.3 ($3.0) $322.3 Driven by net realized and unrealized losses Leverage Migration 16 Note: Numbers may not foot due to rounding. ($ in MM) Leverage Ratio: 1.25x Leverage Ratio: 1.32x Borrowings 45.2 $ Debt Paydown 76.6 $ Sales & Principal Payments 39.3 Acquisition of Investments 21.3 Net Investment Income 10.8 Dividend Payment, net of distributions reinvested 8.6 Unsettled investment transactions 10.7 Balance Sheet Cash 6.7 Other Balance Sheet Changes 7.2 Total $113.2 Total $113.2 Sources Uses

0.97x 1.04x 0.86x 0.94x 1.25x 1.08x 1.14x 1.19x 1.38x 1.36x 1.23x 1.27x 1.34x 1.30x 1.32x 1.25x 0.00x 0.20x 0.40x 0.60x 0.80x 1.00x 1.20x 1.40x Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Debt/ Equity Note: As of end of each quarter presented, unless otherwise noted. Not a guarantee of future performance or investment pace. (1) As of September 30, 2023, WHF had $5.0MM of deferred debt issuance costs. (2) Gross leverage excluding cash. 3 Current Debt Outstanding (as of September 30, 2023) Outstanding Weighted Average Interest Rate Maturity (1) ($ in MM) Commitment 2025 S+2.500% payable quarterly $208.6 $335.0 (Accordion Feature up to $375) Revolving Credit Facility 2025 5.375% payable semi-annually; Unsecured 5.375% 2025 Notes $40.0 $40.0 2026 5.375% payable semi-annually; Unsecured 5.375% 2026 Notes $10.0 $10.0 2026 4.000% payable semi-annually; Unsecured 4.000% 2026 Notes $75.0 $75.0 2027 5.625% payable semi-annually; Unsecured 5.625% 2027 Notes $10.0 $10.0 2028 4.250% payable semi-annually; Unsecured 4.250% 2028 Notes $25.0 $25.0 2028 7.875% payable quarterly; Unsecured $34.5 $34.5 7.875% 2028 Notes (NASDAQ: WHFCL) 6.6% weighted average cost of debt Total Debt $529.5 $403.1 $322.3 NA Total Shareholders’ Equity/Net Assets Funding Profile 17 Gross Debt to Equity(2) 1.0x-1.35x Target Leverage

18 Appendix

Origination Footprint (as of September 30, 2023) Regional Direct Origination Footprint  Scope of H.I.G. WhiteHorse market coverage results in consistent investment activity levels regardless of market conditions  Dedicated direct lending team of 67 investment and origination professionals  Regional footprint with 22 dedicated direct lending originators in 11 North American offices  Global platform of approximately 565 investment professionals across 18 offices in 9 countries and 3 continents  Additional 28 generalist business development professionals dedicated to sourcing proprietary opportunities in the lower to middle market 19

Note: As of end of each quarter presented, unless otherwise noted. Not a guarantee of future performance or investment pace. As of September 30, 2023 STRS JV had $2.0MM of deferred debt issuance costs. 3 Maturity Weighted Average Interest Rate Outstanding(1) ($ in MM) Commitment 2026 S+2.72% payable quarterly $164.0 $262.5 ($75 Accordion Feature) Revolving Credit Facility N/A S+6.50% Subordinated Note $140.0 $128.5 payable quarterly 9.5% weighted average cost of debt Total Debt $402.5 $292.5 Equity $35.0 $32.1 N/A N/A STRS JV Key Terms and Funding Profile 20  WHF and STRS Ohio have committed to provide up to $175 million in subordinated notes and equity to STRS JV, with STRS Ohio providing $60 million and WHF providing $115 million.  WHF and STRS Ohio share voting control 50%/50%.  Equity ownership of 65.71% WHF and 34.29% STRS  An affiliate of H.I.G. provides day-to-day administrative oversight Key Terms Current Debt Outstanding (as of September 30, 2023) ($ in MM)

21 Note: As of September 30, 2023, unless otherwise noted; percentages may not add up to 100% due to rounding. (1) Industry classifications based on GICS. Composition by Borrower (Based on Fair Value) Composition by Industry(1) (Based on Fair Value) 100% of STRS JV loans are senior secured STRS JV Borrower and Industry Diversity 6.1% 6.0% 5.1% 4.6% 4.6% 4.5% 4.4% 4.2% 4.0% 3.8% 52.7% Marlin DTC-LS Midco 2, LLC Source Code Holdings, LLC Meta Buyer LLC RCKC Acquisitions LLC Geo Logic Systems Ltd. Juniper Landscaping Holdings LLC Drew Foam Companies Inc LMG Holdings, Inc. BLP Buyer, Inc. Quest Events, LLC Other 16.1% 8.6% 6.1% 6.1% 6.0% 5.1% 5.1% 4.6% 4.4% 4.2% 3.8% 3.8% 26.1% IT Consulting & Other Services Environmental & Facilities Services Broadline Retail Industrial Machinery & Supplies & Components Technology Hardware, Storage & Peripherals Construction & Engineering Pharmaceuticals Data Processing & Outsourced Services Building Products Electronic Equipment & Instruments Advertising Diversified Support Services Other

Origination Pipeline Funnel(1) 22 (1) Origination Pipeline figures reflect 2014 through September 30, 2023. Three tier sourcing platform, generating meaningful investable opportunities for WhiteHorse Finance Over 60 WhiteHorse deal professionals dedicated to sourcing and underwriting for WHF 20+ person business development team seeks opportunities from H.I.G.’s proprietary database of over 21,000 contacts (telephonic salesforce)  With access to H.I.G. Capital’s extensive sourcing network, the Company is able to capitalize on attractive self-originated lower middle market transactions as compared to the broadly syndicated market  Directly originated loans to lower middle market companies typically generate more attractive risk-adjusted returns relative to larger, broadly syndicated credits Typical Underwriting Process: 3-6 months Opportunities Reviewed Initial Due Diligence Term Sheets Delivered Transactions Closed Deals being sourced by over 500 Investment Professionals across H.I.G.’s platform Total % of Sourced 10,320 100.0% 2,339 22.7% 624 6.0% 228 2.2%

23 Corporate Data Board of Directors Investment Committee Corporate Officers Research Coverage Corporate Counsel John Bolduc Sami Mnaymneh Stuart Aronson Bryce Rowe Dechert LLP Chairman of the Board Co-Founder and Co-CEO of H.I.G. Capital Chief Executive Officer B. Riley FBR New York, NY Stuart Aronson Anthony Tamer Marco Collazos Erik Zwick Corporate Headquarters Director Co-Founder and Co-CEO of H.I.G. Capital Chief Compliance Officer Hovde Group 1450 Brickell Avenue 31st Floor Jay Carvell Stuart Aronson Joyson Thomas Melissa Wedel Miami, FL 33131 Director Chief Executive Officer and Director Chief Financial Officer J.P. Morgan Transfer Agent Kevin F. Burke Mark Bernier Mickey Schleien Equiniti Trust Company, LLC Independent Director Managing Director of WhiteHorse Capital Ladenburg Thalmann & Co. Inc. (f/k/a American Stock Transfer & Trust Company, LLC) Rick P. Frier John Bolduc Mitchel Penn New York, NY Independent Director Chairman of the Board, Executive Managing Oppenheimer & Co. Director of H.I.G. Capital Investor Relations Contact Rick D. Puckett Robert Dodd 1450 Brickell Avenue Independent Director Javier Casillas Raymond James 31st Floor Global Chief Credit Officer and Managing Attention: Investor Relations G. Stacy Smith Director of WhiteHorse Capital Miami, FL 33131 Independent Director (305) 381-6999 Pankaj Gupta Global Head of Originations and Independent Registered Managing Director of WhiteHorse Capital Public Accounting Firm Crowe LLP David Indelicato Chicago, IL Managing Director of WhiteHorse Capital Securities Listing Brian Schwartz NASDAQ: WHF Co-President of H.I.G. Capital Please visit our website at: John Yeager www.whitehorsefinance.com Managing Director of WhiteHorse Capital